                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 28, 2004

 COMMISSION        REGISTRANT; STATE OF INCORPORATION;            IRS EMPLOYER
 FILE NUMBER         ADDRESS; AND TELEPHONE NUMBER            IDENTIFICATION NO.
 -----------         -----------------------------            ------------------

   1-9513                CMS ENERGY CORPORATION                   38-2726431
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550


   1-5611                CONSUMERS ENERGY COMPANY                 38-0442310
                          (A MICHIGAN CORPORATION)
                              ONE ENERGY PLAZA
                           JACKSON, MICHIGAN 49201
                               (517) 788-0550








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ITEM 5.  OTHER EVENTS

On May 28, 2004, CMS Energy Corporation ("CMS Energy") held its annual shareholders meeting, during which the shareholders approved amendments to CMS Energy's articles of incorporation and the Performance Incentive Stock Plan that applies to employees of CMS Energy and its subsidiaries, including Consumers Energy Company. Copies of the restated articles of incorporation and the amended Performance Incentive Stock Plan, as well as the News Release issued in conjunction with the meeting, are attached as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

(99)(a)           CMS Energy's Restated Articles of Incorporation

(99)(b)           CMS Energy Corporation Performance Incentive Stock Plan

(99)(c)           CMS Energy News Release dated May 28, 2004

This Form 8-K and the exhibits attached hereto may contain "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's and Consumers Energy Company's respective Forms 10-K for the Fiscal Year Ended December 31, 2003 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy Company's results to differ materially from those anticipated in such statements.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                       CMS ENERGY CORPORATION

Dated:  June 3, 2004

                                       By:        /s/ S. Kinnie Smith, Jr.
                                                ------------------------------
                                                S. Kinnie Smith, Jr.
                                                Vice Chairman of the Board and
                                                General Counsel


                                       CONSUMERS ENERGY COMPANY

Dated:  June 3, 2004

                                       By:        /s/ S. Kinnie Smith, Jr.
                                                ------------------------------
                                                S. Kinnie Smith, Jr.
                                                Vice Chairman of the Board

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                                 EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

   99(a)           CMS Energy's Restated Articles of Incorporation

   99(b)           CMS Energy Corporation Performance Incentive Stock Plan

   99(c)           CMS Energy News Release dated May 28, 2004